CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post Effective Amendment No. 11 to  Registration Statement No. 333-168712 on Form N-4 (the “Registration Statement”) of our report dated April 29, 2014 relating to the financial statements of Delaware Life Insurance Company (formerly known as Sun Life Assurance Company of Canada (U.S.)), and to the incorporation by reference of our report dated April 29, 2014 relating to the financial statements of Delaware Life Variable Account F – Regatta (formerly known as Sun Life of Canada (U.S.) Variable Account F – Regatta.)

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
August 7, 2014

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 333-168712 of Delaware Life Variable Account F (formerly known as Sun Life of Canada (U.S.) Variable Account F) on Form N-4 of our report dated April 24, 2013 related to the statutory-basis financial statements of Delaware Life Insurance Company (formerly known as Sun Life Assurance Company of Canada (U.S.)) (the “Company”) as of December 31, 2012 and for the years ended December 31, 2012 and 2011 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s adoption of Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), appearing in the Statement of Additional Information included in Post-Effective Amendment No. 9 to Registration Statement No. 333-168712, which is incorporated by reference into this Registration Statement.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
August 7, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 333-168712 on Form N-4 of our report dated April 24, 2013, relating to the financial statements of Delaware Life Variable Account F (formerly known as Sun Life of Canada (U.S.) Variable Account F) as of and for the year ended December 31, 2012 appearing in the Statement of Additional Information included in Post-Effective Amendment No. 9 to Registration Statement No. 333-168712, which is incorporated by reference into this Registration Statement.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
August 7, 2014